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   As filed with the Securities and Exchange Commission on November 24, 1999.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 12, 1999
                Date of Report (Date of earliest event reported)


                            CORNELL CORRECTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   1-14472                 76-0433642
  (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)


 1700 WEST LOOP SOUTH, SUITE 1500
        HOUSTON, TEXAS                                          77027
(Address of Principal Executive Offices)                      (Zip Code)

                                 (713) 623-0790
                         (Registrant's telephone number,
                              including area code)

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
                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On November 12, 1999, Cornell Corrections, Inc., a Delaware corporation (the "Company"), acquired substantially all of the adult and juvenile treatment, educational and correctional assets of Interventions, a not-for-profit corporation headquartered in Chicago, Illinois, and certain assets of BHS Consulting Corporation, a for-profit firm that provides management services to Interventions (the "Acquisition"). The Company paid an aggregate purchase price of approximately $32.0 million, including transaction costs. The Company financed the Acquisition with borrowings under the Company's $50.0 million Subordinated Bridge Loan Agreement with ING (U.S.) Capital LLC. The Acquisition is being treated as a purchase for accounting purposes.

      The Acquisition included (i) more than 30 programs operated within thirteen facilities throughout Illinois serving a daily population of approximately 1,870 offenders and (ii) the real properties of seven facilities.

      The Company is not required to file financial statements with respect to the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
----------    ----------------------

1 Asset Purchase Agreement by and among the Company and Interventions and IDDRS Foundation dated May 10, 1999 (incorporated by reference to Exhibit
      10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

2 Extension of Asset Purchase Agreement by and among the Company and Interventions and IDDRS Foundation dated September 30, 1999 (incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

3 Asset Purchase Agreement by and among BHS Consulting Corp., its Shareholders and the Company dated May 10, 1999 (incorporated by reference to Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

4 Extension of Asset Purchase Agreement by and among BHS Consulting Corp., its Shareholders and the Company dated September 30, 1999 (incorporated by reference to Exhibit 10.5 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

5 Amendment to Asset Purchase Agreement by and among BHS Consulting Corp., its Shareholders and the Company dated November 12, 1999 (incorporated by reference to Exhibit 10.6 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

6     Press release dated November 15, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 24, 1999                      CORNELL CORRECTIONS, INC.


                                              By: /s/ JOHN L. HENDRIX
                                                      John L. Hendrix
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
1 Asset Purchase Agreement by and among the Company and Interventions and IDDRS Foundation dated May 10, 1999 (incorporated by reference to Exhibit
      10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

2 Extension of Asset Purchase Agreement by and among the Company and Interventions and IDDRS Foundation dated September 30, 1999 (incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

3 Asset Purchase Agreement by and among BHS Consulting Corp., its Shareholders and the Company dated May 10, 1999 (incorporated by reference to Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

4 Extension of Asset Purchase Agreement by and among BHS Consulting Corp., its Shareholders and the Company dated September 30, 1999 (incorporated by reference to Exhibit 10.5 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

5 Amendment to Asset Purchase Agreement by and among BHS Consulting Corp., its Shareholders and the Company dated November 12, 1999 (incorporated by reference to Exhibit 10.6 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

6     Press release dated November 15, 1999.